EXHIBIT 10.26
SETTLEMENT AGREEMENT
AND
RELEASE OF CLAIMS
     THIS SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS (the “Agreement”) is entered into by and between Artes Medical, Inc. (formerly, Artes Medical USA, Inc.), a Delaware corporation (“Artes Medical”), FormMed Biomedicals AG, a Swiss company subject to Swiss corporate law (“FormMed”), and Dr. Martin Lemperle, an individual and the sole shareholder of FormMed (“Lemperle”) (collectively referred to as the “Parties”) as of October 26, 2005 (the “Effective Date”).
RECITALS
     A. WHEREAS, on July 22, 2004, Artes Medical and FormMed entered into a Purchase Agreement for a Partial Enterprise (the “Purchase Agreement”), pursuant to which Artes Medical acquired from FormMed certain tangible and intangible assets associated with the production of polymethylmethacrylate microspheres for polymer and alloplastic implants (collectively, the “PMMA Business”), including all of FormMed’s equity ownership of Mediplant Ghmb Biomaterials & Medical Devices (“Mediplant”).
     B. WHEREAS, in connection with the Purchase Agreement, among other things, (i) Artes Medical and Dr. Lemperle entered into a Patent Purchase Agreement (the “Patent Purchase Agreement”) providing for the sale by Dr. Lemperle to Artes Medical of certain international patents (the “Patents”), (ii) Artes Medical and FormMed entered into a Pledge Agreement on Patents (the “Pledge Agreement”) providing for the pledge by Artes Medical of the Patents to FormMed to secure Artes Medical’s payment obligations under the Purchase Agreement, (iii) Artes Medical and FormMed entered into an Assignment Agreement (the “Assignment Agreement”) providing for the assignment by Artes Medical of the Patents, certain trademarks and Artes Medical’s equity interest in Mediplant to FormMed to further secure Artes Medical’s payment obligations under the Purchase Agreement and (iv) Artes Medical, FormMed and Meyer Muller Eckert Partner as Escrow Agent (the “Escrow Agent”) entered into a Security Agreement (the “Security Agreement”) providing, among other things, for the holding of the Assignment Agreement in escrow (the Purchase Agreement, the Patent Purchase Agreement, the Pledge Agreement, the Assignment Agreement and the Security Agreement, collectively with any and all other agreements and documents executed by the parties in connection therewith, included as exhibits thereto or contemplated in connection therewith, the “FormMed Agreements”).
     C. WHEREAS, Artes Medical and FormMed acknowledge and agree that two installment payments remain due under the Purchase Agreement: the seventh installment of $500,000 U.S. due on September 30, 2005 and the eighth installment of $250,000 U.S. due on December 31, 2005 (collectively, the “Purchase Agreement Payments”).

     D. WHEREAS, Artes Medical and Lemperle are negotiating a Settlement and License Agreement (the “BioForm Settlement Agreement”) with BioForm Medical, Inc. (“BioForm”) to resolve outstanding disputes and litigation matters (the “BioForm Litigation”), under which Artes Medical will grant BioForm an exclusive license under certain Artes Medical patents, including the Patents, to make and sell implant products containing Calcium Hydroxylapatite particles, including BioForm’s Coaptite and Radiesse products, and a non-exclusive license under the same patents to make and sell certain other non-polymeric implant products.
     E. WHEREAS, FormMed and Lemperle contend that Artes Medical owes FormMed 340,000 Euro for certain production costs related to Mediplant that FormMed incurred prior to the date of the Purchase Agreement (the “Production Costs Dispute”).
     F. WHEREAS, under the FormMed Agreements, Artes Medical agreed to pay the reasonable legal fees and expenses of FormMed and Lemperle related to the BioForm Litigation, BioForm Settlement Agreement and certain provisions of the FormMed Agreements. Disputes have arisen between the Parties related to the legal and fees incurred by FormMed and Lemperle related to BioForm Litigation and the BioForm Settlement Agreement through the date of this Agreement and the legal fees and expenses related to this Agreement and the matters addressed herein (the “Disputed Legal Invoices”).
AGREEMENT
     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, releases and conditions set forth in this Agreement, the Parties agree as follows:
     1. Consideration by Artes Medical. In exchange for the consideration, releases and covenants of FormMed and Lemperle under this Agreement, the Parties agree:
          (a) Production Costs Dispute. As full and complete satisfaction for the Production Costs Dispute (including all principal and interest thereon), Artes Medical agrees to:
               (i) pay FormMed 340,000 Euro, as follows: 20,000 Euro prior to November 30, 2005, 50,000 Euro prior to December 31, 2005, 50,000 Euro prior to January 31, 2006, 50,000 Euro prior to February 28, 2006, 50,000 Euro prior to March 31, 2006, 50,000 Euro prior to April 30, 2006, 50,000 Euro prior to May 31, 2006 and 20,000 Euro prior to June 30, 2006.
               (ii) issue FormMed 30,660 shares of Common Stock pursuant to the Common Stock Issuance Agreement, attached hereto as Exhibit A.
               (iii) pay FormMed 87,500 Euro prior to June 30, 2006.
          Notwithstanding the foregoing, Artes Medical payment obligations under Section 1(a)(i) shall accelerate and any unpaid amounts under Sections 1(a)(i) and 1(a)(iii) shall become immediately payable within twenty (20) days of the date upon which Artes Medical consummates the first sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (an “IPO”).
          (b) Disputed Legal Invoices. As full and complete satisfaction for the Disputed Legal Invoices (including all principal and interest thereon), the Parties agree that Artes Medical has previously paid FormMed 100,000 Euro for the Disputed Legal Invoices, and Artes Medical further agrees to:
               (i) pay Lemperle an additional 80,000 Euro, as follows: 50,000 Euro prior to October 31, 2005 and 30,000 Euro prior to November 30, 2005.
               (ii) issue Lemperle 10,835 shares of Common Stock pursuant to the Common Stock Issuance Agreement, attached hereto as Exhibit B.
               (iii) pay Lemperle an additional 70,000 Euro prior to June 30, 2006.
     The Parties agree that the payments to be made and stock issued pursuant to this Section 1(b) covers all legal expenses and fees incurred by FormMed and Lemperle as a result of the BioForm Litigation and BioForm Settlement Agreement through the date of this Agreement and cover all legal expenses and fees incurred by FormMed and Lemperle related to this Agreement and the matters addressed herein. Notwithstanding the foregoing, Artes Medical payment obligations under Sections 1(b)(i) and 1(b)(iii) shall accelerate and any unpaid amounts under Sections 1(b)(i) and 1(b)(iii) shall become immediately payable within twenty (20) days of the date upon which Artes Medical consummates an IPO.
          (c) Acceleration of the Purchase Agreement Payments. Notwithstanding the terms of the Purchase Agreement, Artes Medical agrees to pay any outstanding Purchase Agreement Payments within ten (10) days of the date its receives the $2,000,000 U.S. technology access fee from BioForm pursuant to the BioForm Settlement Agreement. Notwithstanding the foregoing, Artes Medical’s payment obligations under Section 1(c) is contingent upon the consummation of the BioForm Settlement Agreement and Lemperle’s and FomMed’s (as applicable) satisfaction of the covenants set forth in Sections 2(a), 2(b), 2(c) and 2(d) below.
          (d) Payment Terms.
               (i) Artes Medical shall make all payments with respect to this Agreement free and clear of any deductions, setoffs or counterclaims of any kind and shall promptly reimburse FormMed and Lemperle for payment of any taxes or charges paid with respect to such payments imposed by the United States governmental or any subdivision thereof (other than any income taxes imposed by the United States government or any subdivision thereof).
               (ii) Each payment by Artes Medical shall be made in immediately available funds not later than 1:00 p.m. Frankfurt, Germany time on the day such payment is due; provided that all sums received after such time shall be deemed received on the next banking day.

               (iii) All payments by Artes Medical with respect to this Agreement shall be payable to the applicable FormMed or Lemperle account specified in the signature page of this Agreement.
               (iv) Any sum payable hereunder by Artes Medical if not paid when due shall, to the extent permitted by applicable law, bear additional interest (payable on demand) from its due date until payment in full at a rate per annum (based on a 360-day year and actual days elapsed) equal to a fixed rate of 8% per annum.
          (e) Stock Certificates. Artes Medical shall deliver Stock Certificates for the shares of Common Stock issuable pursuant to Sections 1(a)(ii) and 1(b)(ii) within five (5) days of receipt of executed copies of the applicable Common Stock Issuance Agreements, attached hereto as Exhibits A and B. The shares of Common Stock issued pursuant to such Common Stock Issuance Agreements shall be hereinafter known as the “Shares.” Upon execution of this Agreement, that certain Common Stock Purchase Warrant (for 66,416 shares of Common Stock at an exercise price of $1.25 per share) and that certain Common Stock Purchase Warrant (for 7,294 shares of Common Stock at an exercise price of $2.50 per share), which were drafted and approved by the Board of Directors of Artes Medical on September 27, 2004 but not executed by the Parties (“Prior Warrant Agreements”), shall be considered null and void and shall not have any force or effect.
     2. Consideration by FormMed and Lemperle. In exchange for the consideration, releases and covenants of Artes Medical under this Agreement, the Parties agree:
          (a) Production Costs Dispute/Disputed Legal Invoices. Upon payment by Artes Medical of the consideration set forth under Sections 1(a) and 1(b), Lemperle and FormMed, jointly and severally, hereby agree to defend, indemnify and hold harmless Artes Medical from any liability to any individual or entity which is not a party to this Agreement for the Production Costs Dispute and the Disputed Legal Invoices, whether or not the Production Costs Dispute or the Disputed Legal Invoices have been paid in full by Lemperle or FormMed as of the date of this Agreement or thereafter.
          (b) BioForm Litigation and Settlement Agreement. The Parties agree and acknowledge that part of the consideration for this Agreement shall be the reasonable cooperation of Lemperle in settlement of the BioForm Litigation and the consummation of the BioForm Settlement Agreement. Lemperle further agrees and acknowledges that he shall not unreasonably delay the settlement of the BioForm Litigation or the consummation of the BioForm Settlement Agreement, and shall use good faith efforts to finalize the BioForm Settlement Agreement within ten (10) days of the date of this Agreement.
          (c) Release of Security Items. As consideration for the acceleration of the Purchase Agreement Payments pursuant to Section 1(c), FormMed and Lemperle agree to (i) take all necessary actions to release and reassign the Security Items as defined in the Security Agreement (including, but not limited to, providing any necessary agreements or documents to the Escrow Agent) to Artes Medical and (ii) take all necessary actions to delete the registration of any pledges under the Pledge Agreement.

The Parties agree to set a closing date on which Artes Medical will exchange the Purchase Agreement Payments for the documents evidencing FormMed’s and Lemperle’s satisfaction of this Section 2(c). The legal fees and expenses and other costs related to the actions to be taken in connection with this Section 2(c) shall be governed by the applicable terms of the FormMed Agreements.
          (d) Voting Agreement. Lemperle and FormMed shall each execute and deliver to Artes Medical the Voting Agreement, dated as of the Effective Date, attached hereto as Exhibit C.
          (e) Indemnification. From the date of this Agreement, Lemperle and FormMed agree to provide prior written notice to Artes Medical before incurring any legal costs or expenses for which Lemperle or FormMed will seek indemnification under the FormMed Agreements.
     3. Releases and Representations and Warranties.
          (a) Release and Representations and Warranties by FormMed. FormMed does hereby unconditionally, irrevocably and absolutely release, discharge, waive and relinquish any and all loss, liability, claims, demands, causes of action or suits of any kind, nature, character and description whatsoever, whether known or unknown, however arising, fixed or contingent, whether in law and/or in equity, related directly or indirectly, which FormMed now has or hereafter may be entitled to claim against Artes Medical or its owners, directors, officers, employees, representatives, agents, attorneys, stockholders, insurers, divisions, successors and assigns, and any related holding, parent, sister or subsidiary corporations or affiliates (collectively, “Released Parties”), arising from or in connection with the Production Costs Dispute and the Disputed Legal Invoices (including any other legal fees and expenses incurred by FormMed through the date of this Agreement).
          (b) Release and Representations and Warranties by Lemperle. Lemperle does hereby unconditionally, irrevocably and absolutely release, discharge, waive and relinquish any and all loss, liability, claims, demands, causes of action or suits of any kind, nature, character and description whatsoever, whether known or unknown, however arising, fixed or contingent, whether in law and/or in equity, related directly or indirectly, which Lemperle now has or hereafter may be entitled to claim against Artes Medical or its Released Parties, arising from or in connection with the Production Costs Dispute and the Disputed Legal Invoices (including any other legal fees and expenses incurred by Lemperle through the date of this Agreement).
          (c) Release by Artes Medical. Artes Medical does hereby unconditionally, irrevocably and absolutely release, discharge, waive and relinquish any and all loss, liability, claims, demands, causes of action or suits of any kind, nature, character and description whatsoever, whether known or unknown, however arising, fixed or contingent, whether in law and/or in equity, related directly or indirectly, which Artes Medical now has or hereafter may be entitled to claim against Lemperle and FormMed, as well as FormMed’s Released Parties, arising from or in connection with the Production Costs Dispute and the Disputed Legal Invoices (including any other legal fees and expenses incurred by Lemperle and FormMed through the date of this Agreement).

          (d) Section 1542 Waiver.
               (i) FormMed and Lemperle (collectively, the “Lemperle Parties”) hereby acknowledge and represent that they have been informed by their attorneys of, and are personally familiar with, Section 1542 of the Civil Code of the State of California, which reads as follows:
A general release does not extend to claims which the creditor does not know of or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.
               Each of the Lemperle Parties hereby waives and relinquishes any and all rights and benefits under Section 1542 of the Civil Code, if any, as presently in effect and as amended from time to time hereafter, and under any successor thereto, with respect to the matters released herein.
               (ii) Artes Medical hereby acknowledges and represents that it has been informed by its attorneys of, and is personally familiar with, Section 1542 of the Civil Code as quoted above. Artes Medical hereby waives and relinquishes any and all rights and benefits under Section 1542 of the Civil Code, if any, as presently in effect and as amended from time to time hereafter, and under any successor thereto, with respect to the matters released herein.
          (e) No Further Action. Each of the Lemperle Parties irrevocably and absolutely agrees that the Lemperle Parties will not prosecute nor allow to be prosecuted on their behalf, in any administrative agency, whether federal or state, or in any court, whether federal or state, or in any foreign jurisdiction any claim or demand of any type related to the matters released above, it being the intention of the Parties that with the execution by each Lemperle Party of this release, Artes Medical and its Released Parties will be absolutely, unconditionally and forever discharged of and from all obligations to or on behalf of the Lemperle Parties related in any way to the matters discharged herein. Artes Medical irrevocably and absolutely agrees that it will not prosecute nor allow to be prosecuted on its behalf, in any administrative agency, whether federal or state, or in any court, whether federal or state, or in any foreign jurisdiction any claim or demand of any type related to the matters released above, it being the intention of the Parties that with the execution by Artes Medical of this release, Lemperle, FormMed and FormMed’s Released Parties will be absolutely, unconditionally and forever discharged of and from all obligations to or on behalf of Artes Medical related in any way to the matters discharged herein.
     4. Miscellaneous Provisions.
          (a) Confidentiality. FormMed and Lemperle agree that all matters relative to this Agreement shall remain confidential. Accordingly, FormMed and Lemperle hereby agree that, with the exception of counsel and tax advisors, they shall not discuss, disclose or reveal to any other persons, entities or organizations, the terms and conditions of this Agreement.
          (b) Entire Agreement. The Parties further declare and represent that no promise, inducement or agreement not herein expressed has been made to them and that this Agreement contain the full and entire agreement between and among the Parties with respect to the subject matter hereof.
          (c) Further Assurances. On and after the Effective Date, each of the Parties will, at the request of another Party, use reasonable efforts to (i) deliver to the other Party such records, data or other documents consistent with the provisions of this Agreement, (ii) execute and deliver, or cause to be executed and delivered, all such assignments, consents, documents or other instruments as may reasonably be requested in order to consummate the transactions contemplated hereby, and (iii) take or cause to be taken all such other actions as a Party may reasonably deem necessary or desirable in order for such Party to obtain the full benefits of this Agreement and the transactions contemplated hereby. Except as contemplated in Section 2(c), Artes Medical agrees to reimburse FormMed and Lemperle for the reasonable legal fees and expenses incurred by such parties to comply with this Section 4(c). Artes Medical will reimburse FormMed and Lemperle within thirty (30) days of receipt of invoices for such legal fees and expenses.
          (d) Applicable Law. The validity, interpretation, and performance of this Agreement shall be construed and interpreted according to the laws of the State of California.
          (e) Dispute Resolution. Any dispute, claim or controversy arising out of or related to this Agreement or the breach, termination, enforcement, interpretation or validity of this Agreement, including the scope or applicability of this agreement to arbitrate, shall be resolved through binding arbitration through JAMS in San Diego, California, under the then current applicable Streamlined Arbitration Rules and Procedures of JAMS before one arbitrator. The arbitrator may, in the final award, allocate all or part of the costs of the arbitration, including the fees of the arbitrator and the reasonable attorneys’ fees of the prevailing party.
          (f) Severability. If any provision of this Agreement, or part thereof, is held invalid, void or voidable as against public policy or otherwise, the invalidity shall not affect other provisions, or parts thereof, which may be given effect without the invalid provision or part. To this extent, the provisions, and parts thereof, of this Agreement are declared to be severable.
          (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, legal representatives, successors and assigns.
     5. Knowing and Voluntary Agreement. FormMed and Lemperle acknowledge that each Party has carefully read and fully understands all the provisions and effects of this Agreement. FormMed and Lemperle further acknowledge that they have been given the opportunity to consult with their own independent legal counsel with respect to the matters referenced in this Agreement.

     6. Complete Defense. This Agreement may be pleaded as a full and complete defense and may be used as the basis for an injunction against any action, suit or proceeding, which may be prosecuted, instituted or attempted by either Party in breach thereof.
     7. No Admission of Liability. It is understood that this Agreement is not an admission of any liability by any person, firm, association or corporation but is in compromise of a disputed claim.
     8. Representations & Warranties of Artes Medical. Artes Medical represents and warrants that: (a) it is a corporation duly organized and existing under the laws of Delaware and is in good standing in California; (b) the execution, delivery and performance of this Agreement and any instrument required hereunder, and the issuance of the Shares, are within its powers, have been duly authorized, and are not in conflict with the terms of any charter, bylaw or other organization papers of Artes Medical, or any instrument or agreement to which it is a party or by which it is bound or affected; (c) this Agreement is a legal, valid and binding agreement of Artes Medical, enforceable against Artes Medical in accordance with its terms; (d) no event has occurred and is continuing or would result from the incurring of obligations by Artes Medical under this Agreement which is, or with the lapse of time or notice or both would be, an Event of Default (as defined below in Section 11); (e) no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Artes Medical is required in connection with the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated by this Agreement, except qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares under applicable U.S. federal and state securities laws; and (f) the Shares, when issued and delivered in compliance with the provisions of this Agreement, will be validly issued, and will be fully paid and nonassessable; the Shares will be free of any liens or encumbrances; provided, however, that the Shares are subject to restrictions on transfer under U.S. state and federal securities laws, and as set forth herein and in the other agreements executed and delivered by Lemperle and FormMed with respect to the Shares.
     9. Representations & Warranties of FormMed. FormMed represents and warrants that: (a) it is a corporation duly organized and existing under the laws of the jurisdiction of its formation; (b) the execution, delivery and performance of this Agreement and any instrument required hereunder are within its powers, have been duly authorized, and are not in conflict with the terms of any charter, bylaw or other organization papers of FormMed, or any instrument or agreement to which it is a party or by which it is bound or affected; and (c) this Agreement is a legal, valid and binding agreement of FormMed, enforceable against FormMed in accordance with its terms.
     10. Representations & Warranties of Lemperle. Lemperle represents and warrants that: (a) the execution, delivery and performance of this Agreement and any instrument required hereunder are not in conflict with the terms of any instrument or agreement to which he is a party or by which he is bound or affected; (b) this Agreement is a legal, valid and binding agreement of Lemperle, enforceable against Lemperle in accordance with its terms; and (c) he owns and personally holds all equity ownership in FormMed.
     11. Event of Default. The occurrence of any Event of Default, at the option of Lemperle, shall make all sums of interest and principal due and payable prior to such Event of Default and remaining unpaid under this Agreement, and all other sums outstanding in respect of this Agreement, immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notice or demand of any kind or character; provided, however, that Lemperle and FormMed must satisfy the covenants in Sections 2(a), 2(b), 2(c), 2(d) and 2(e) prior to receiving any payment following an Event of Default. “Event of Default” means any of the following events: (i) Artes Medical shall fail to pay, when due, any installment of interest or principal or any other sum due under this Agreement in accordance with the terms of this Agreement; (ii) any representation or warranty in this Agreement or in any agreement, instrument or certificate executed pursuant to this Agreement or in connection with any transaction contemplated by this Agreement shall prove to have been materially false or misleading in any respect when made or when deemed to have been made; (iii) any breach or default shall occur under any agreement involving the borrowing of money or the extension of credit under which Artes Medical may be obligated as borrower or guarantor, if such default consists of the failure to pay any indebtedness when due or if such default permits or causes (or upon a lapse of time or notice or both would permit or cause) the acceleration of any indebtedness or the termination of any commitment to lend; (iv) Artes Medical shall fail to pay its debts generally as they come due, or shall file any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors; or (v) an involuntary petition shall be filed under any bankruptcy statute against Artes Medical, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) shall be appointed to take possession, custody, or control of the properties of Artes Medical, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within thirty (30) days from the date of said filing or appointment.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.
Artes Medical, Inc.
By:      /s/ Chris Reinhard
         Chris Reinhard
Title: Executive Chairman
FormMed Biomedicals AG
By:       /s/ illegible
Name: illegible
Title: Director
Dr. Martin Lemperle, an Individual and Sole Shareholder of FormMed
/s/ Martin Lemperle
Dr. Martin Lemperle
FormMed Wiring Instructions:
Bank name:           Account Holder: FormMed Biomedicals AG, 6314 Unteraegeri, Switzerland; IBAN No.:            .
If the IBAN does not work for this Swiss bank, which is sometimes the case for transactions from the US, the corresponding SWIFT code should be noted, which would result in the following wire instructions:
Bank name:            SWIFT Code:         Account Holder: FormMed Biomedicals AG, 6314 Unteraegeri, Switzerland; Account No:
Lemperle Wiring Instructions:
Beneficiary and Bank Information
Beneficiary’s Name: Dr. Martin Lemperle Account # (mandatory):
Beneficiary’s Address:
Beneficiary’s Bank Name:
Beneficiary Bank Address:
Beneficiary’s Bank Code:
IBAN:

EXHIBIT A
COMMON STOCK ISSUANCE AGREEMENT
FORMMED BIOMEDICALS AG

ARTES MEDICAL, INC.
COMMON STOCK ISSUANCE AGREEMENT
     THIS COMMON STOCK ISSUANCE AGREEMENT (the “Agreement”) is made and entered into as of October 31, 2005, by and between Artes Medical, Inc., a Delaware corporation (the “Company”), and FormMed Biomedicals AG, a Swiss company subject to Swiss corporate law (the “Purchaser”).
RECITALS
     A. The Company, the Purchaser and Dr. Martin Lemperle are parties to that certain Settlement Agreement and Release of Claims, dated October 31, 2005 (the “Settlement Agreement”), pursuant to which, among other things, the Company has agreed to issue shares of the Company’s Common Stock, par value $0.001 per share, to the Purchaser in partial consideration for the settlement and release of certain claims as set forth in the Settlement Agreement.
     B. The Purchaser and the Company desire to specify the terms and conditions of the Company’s issuance of shares of Common Stock to the Purchaser.
AGREEMENT
     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:
     1. Issuance of Shares. The Company hereby issues to the Purchaser thirty thousand six hundred sixty (30,660) shares of the Company’s Common Stock, par value $0.001 per share (the “Shares”), in partial consideration for the Purchaser’s execution and delivery of the Settlement Agreement.
     2. Restrictions on Transfer and Resale of Shares.
          (a) Transfer Restrictions. The Purchaser acknowledges that any transfer of Shares shall be subject to the restrictions set forth in this Section 2 and restrictions imposed by federal and state securities laws. Any person receiving any Shares that are transferred in accordance with this Agreement shall agree in writing to be bound by the applicable terms of this Agreement.
          (b) Legends. The Purchaser understands and acknowledges that the Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and that under the Securities Act and other applicable laws the Purchaser may be required to hold such Shares for an indefinite period of time. Each stock certificate representing Shares shall bear one or more of the following legends:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). ANY TRANSFER OF SUCH SECURITIES SHALL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO

SUCH TRANSFER OR, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY FOR SUCH TRANSFER TO COMPLY WITH THE ACT.”
“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED OTHER THAN PURSUANT TO REGULATION S OF THE SECURITIES AND EXCHANGE COMMISSION, A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION, OR AN EXEMPTION FROM REGISTRATION. THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY UNITED STATES PERSON UNLESS THE ISSUANCE OF SECURITIES UPON SUCH EXERCISE HAS BEEN REGISTERED UNDER THE 1933 ACT OR QUALIFIES FOR AN EXEMPTION FROM SUCH REGISTRATION.”
          (c) Market Standoff. The Purchaser agrees that if so requested by the Company or any representative of the underwriters in connection with registration of shares of the Company’s equity securities in connection with an underwritten public offering of any securities of the Company under the Securities Act, the Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of the applicable registration statement (subject to such extension or extensions as may be required by the underwriters in order to publish research reports while complying with Rule 2711 of the National Association of Securities Dealers, Inc.). The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such market standoff period.
     3. Representations and Acknowledgments of the Purchaser. The Purchaser hereby represents, warrants, acknowledges and agrees that:
          (a) Full Power and Authority. The Purchaser has full power and authority to enter into this Agreement, and this Agreement constitutes a valid and legally binding obligation of the Purchaser.
          (b) Investment. The Purchaser is acquiring the Shares for the Purchaser’s own account, and not directly or indirectly for the account of any other person. The Purchaser is acquiring the Shares for investment and not with a view to distribution or resale thereof except in compliance with the Securities Act and any applicable state law regulating securities.
          (c) Securities Not Registered. The Purchaser understands that the Shares are not registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company’s reliance on such exemption is based on the Purchaser’s representations set forth herein. The Purchaser realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Purchaser has in

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mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser has no such intention.
          (d) Restricted Securities. The Purchaser understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely. In particular, the Purchaser is aware that the Shares may not be sold pursuant to Rule 144 and Rule 901, et. seq. promulgated under the Securities Act unless all of the conditions of those Rules are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available.
     4. Tax Advice. The Purchaser acknowledges that the Purchaser has not relied and will not rely upon the Company or the Company’s counsel with respect to any tax consequences related to the ownership, purchase, or disposition of the Shares. The Purchaser assumes full responsibility for all such consequences and for the preparation and filing of all tax returns and elections which may or must be filed in connection with such Shares.
     5. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally or five days after mailing if mailed by first class United States mail, certified or registered with return receipt requested, postage prepaid, and addressed as follows:

To the Company at:	Artes Medical, Inc. 5870 Pacific Center Boulevard San Diego, CA 92121
Attn: Chief Executive Officer

To the Purchaser at:	The address listed after Purchaser’s signature
     6. Binding Effect. This Agreement shall be binding upon the heirs, legal representatives and successors of the Company and of the Purchaser; provided, however, that the Purchaser may not assign any rights or obligations under this Agreement. The Company’s rights under this Agreement shall be freely assignable.
     7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and to be performed entirely within the State of California by residents of the State of California.
     8. Entire Agreement. This Agreement constitutes the entire agreement of the parties pertaining to the Shares and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

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     IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Issuance Agreement as of the date first above written.

Artes Medical, Inc.
By:
Christopher Reinhard
Executive Chairman of the Board of Directors

Purchaser

FormMed Biomedicals AG

By:

Name:

Title:

Address:	Seestrasse 8 6314 Unterageri Swtizerland

EXHIBIT B
COMMON STOCK ISSUANCE AGREEMENT
DR. MARTIN LEMPERLE

ARTES MEDICAL, INC.
COMMON STOCK ISSUANCE AGREEMENT
     THIS COMMON STOCK ISSUANCE AGREEMENT (the “Agreement”) is made and entered into as of October 31, 2005, by and between Artes Medical, Inc., a Delaware corporation (the “Company”), and Dr. Martin Lemperle, an individual residing in Frankfurt, Germany (the “Purchaser”).
RECITALS
     A. The Company, the Purchaser and FormMed Biomedicals AG are parties to that certain Settlement Agreement and Release of Claims, dated October 31, 2005 (the “Settlement Agreement”), pursuant to which, among other things, the Company has agreed to issue shares of the Company’s Common Stock, par value $0.001 per share, to the Purchaser in partial consideration for the settlement and release of certain claims as set forth in the Settlement Agreement.
     B. The Purchaser and the Company desire to specify the terms and conditions of the Company’s issuance of shares of Common Stock to the Purchaser.
AGREEMENT
     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:
     1. Issuance of Shares. The Company hereby issues to the Purchaser ten thousand eight hundred thirty-five (10,835) shares of the Company’s Common Stock, par value $0.001 per share (the “Shares”), in partial consideration for the Purchaser’s execution and delivery of the Settlement Agreement.
     2. Restrictions on Transfer and Resale of Shares.
          (a) Transfer Restrictions. The Purchaser acknowledges that any transfer of Shares shall be subject to the restrictions set forth in this Section 2 and restrictions imposed by federal and state securities laws. Any person receiving any Shares that are transferred in accordance with this Agreement shall agree in writing to be bound by the applicable terms of this Agreement.
          (b) Legends. The Purchaser understands and acknowledges that the Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and that under the Securities Act and other applicable laws the Purchaser may be required to hold such Shares for an indefinite period of time. Each stock certificate representing Shares shall bear one or more of the following legends:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). ANY TRANSFER OF SUCH SECURITIES SHALL BE INVALID UNLESS A

REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY FOR SUCH TRANSFER TO COMPLY WITH THE ACT.”
“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED OTHER THAN PURSUANT TO REGULATION S OF THE SECURITIES AND EXCHANGE COMMISSION, A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION, OR AN EXEMPTION FROM REGISTRATION. THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY UNITED STATES PERSON UNLESS THE ISSUANCE OF SECURITIES UPON SUCH EXERCISE HAS BEEN REGISTERED UNDER THE 1933 ACT OR QUALIFIES FOR AN EXEMPTION FROM SUCH REGISTRATION.”
          (c) Market Standoff. The Purchaser agrees that if so requested by the Company or any representative of the underwriters in connection with registration of shares of the Company’s equity securities in connection with an underwritten public offering of any securities of the Company under the Securities Act, the Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of the applicable registration statement (subject to such extension or extensions as may be required by the underwriters in order to publish research reports while complying with Rule 2711 of the National Association of Securities Dealers, Inc.). The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such market standoff period.
     3. Representations and Acknowledgments of the Purchaser. The Purchaser hereby represents, warrants, acknowledges and agrees that:
          (a) Full Power and Authority. The Purchaser has full power and authority to enter into this Agreement, and this Agreement constitutes a valid and legally binding obligation of the Purchaser.
          (b) Investment. The Purchaser is acquiring the Shares for the Purchaser’s own account, and not directly or indirectly for the account of any other person. The Purchaser is acquiring the Shares for investment and not with a view to distribution or resale thereof except in compliance with the Securities Act and any applicable state law regulating securities.
          (c) Securities Not Registered. The Purchaser understands that the Shares are not registered under the Securities Act, on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company’s reliance on such exemption is based on the Purchaser’s representations set forth herein. The Purchaser realizes that the basis for the exemption may not be present if, notwithstanding such representations, the

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Purchaser has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser has no such intention.
          (d) Restricted Securities. The Purchaser understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely. In particular, the Purchaser is aware that the Shares may not be sold pursuant to Rule 144 and Rule 901, et. seq. promulgated under the Securities Act unless all of the conditions of those Rules are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available.
     4. Tax Advice. The Purchaser acknowledges that the Purchaser has not relied and will not rely upon the Company or the Company’s counsel with respect to any tax consequences related to the ownership, purchase, or disposition of the Shares. The Purchaser assumes full responsibility for all such consequences and for the preparation and filing of all tax returns and elections which may or must be filed in connection with such Shares.
     5. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally or five days after mailing if mailed by first class United States mail, certified or registered with return receipt requested, postage prepaid, and addressed as follows:

To the Company at:	Artes Medical, Inc. 5870 Pacific Center Boulevard San Diego, CA 92121
Attn: Chief Executive Officer

To the Purchaser at:	The address listed after Purchaser’s signature
     6. Binding Effect. This Agreement shall be binding upon the heirs, legal representatives and successors of the Company and of the Purchaser; provided, however, that the Purchaser may not assign any rights or obligations under this Agreement. The Company’s rights under this Agreement shall be freely assignable.
     7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and to be performed entirely within the State of California by residents of the State of California.
     8. Entire Agreement. This Agreement constitutes the entire agreement of the parties pertaining to the Shares and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

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     IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Issuance Agreement as of the date first above written.

Artes Medical, Inc.
By:
Christopher Reinhard
Executive Chairman of the Board of Directors

Purchaser

Dr. Martin Lemperle

Address:

EXHIBIT C
VOTING AGREEMENT

VOTING AGREEMENT
     This Voting Agreement (this “Agreement”) is entered into as of October ___, 2005 (the “Effective Date”), by and between Artes Medical, Inc., a Delaware corporation ( “Artes Medical”), FormMed Biomedicals AG, a Swiss company subject to Swiss corporate law (“FormMed” and Dr. Martin Lemperle, an individual (“Lemperle”).
BACKGROUND
     A. Pursuant to that certain Settlement Agreement and Release of Claims, dated as of the Effective Date (the “Settlement Agreement”), by and among Artes Medical, Lemperle and FormMed, Artes Medical has agreed to issue to Lemperle ten thousand eight hundred and thirty-five (10,835) shares of Common Stock of Artes Medical and to issue to FormMed thirty thousand six hundred sixty (30,660) shares of Common Stock of Artes Medical (collectively, the “Settlement Shares”).
     B. As of the Effective Date, Lemperle and FormMed respectively own (including shares held both beneficially and of record and other shares held either beneficially or of record) the number of shares of capital stock of Artes Medical (and rights to acquire the capital stock of Artes Medical) set forth below their respective names on the signature page of this Agreement (collectively, the “Acquired Shares”). The Settlement Shares, the Acquired Shares and all shares of capital stock of Artes Medical that may hereafter be acquired or beneficially owned by Lemperle and/or FormMed are collectively referred to herein as the “Voting Shares.”
     C. The obligations of Artes Medical in the Settlement Agreement are conditioned upon the execution and delivery of this Agreement.
     D. To induce Artes Medical to consummate the transactions contemplated in the Settlement Agreement, Lemperle and FormMed each desire to provide for the voting of the Voting Shares in accordance with the agreements, terms and conditions set forth in this Agreement.
AGREEMENT
     In consideration of the mutual promises and covenants set forth herein and in the Settlement Agreement, the parties hereby agree as follows:
     1. Voting of Shares. During the term of this Agreement, Lemperle and FormMed each hereby unconditionally agree to vote all of the Voting Shares held by such party in the manner directed by the majority of the board of directors of Artes Medical in any election of directors and upon any and all matters in question which may be brought before the stockholders of Artes Medical at any stockholders’ meeting or by other means for consent, including any written consent of stockholders.
     2. Successors in Interest. The provisions of this Agreement shall be binding upon the successors in interest to any of the Voting Shares. Lemperle and FormMed shall not transfer any of the Voting Shares unless and until the person to whom such Voting Shares are to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was a party hereunder.

     3. Legend.
     (a) Each certificate representing any of the Voting Shares shall bear a legend (the “Legend”) reading as follows:
“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE ISSUER). BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH VOTING AGREEMENT.”
     (b) Except as otherwise provided herein, Artes Medical agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance or otherwise), the Legend from any such certificate and will place, or cause to be placed, the Legend on any new certificate issued to represent the Voting Shares theretofore represented by a certificate carrying the Legend.
     4. Termination. This Agreement shall terminate upon the earlier of (i) ten years from the Effective Date; or (ii) the date upon which Artes Medical consummates its first sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended.
     5. Further Assurances. Each of the parties hereto shall execute and deliver all additional documents and instruments and shall do any and all acts and things reasonably requested in connection with the performance of its obligations undertaken in this Agreement.
     6. Stock Splits, Stock Dividends, Etc. In the event of a stock split, stock dividend, recapitalization, reorganization or the like, any securities issued with respect to the Voting Shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 3 hereof.
     7. Representations.
          (a) Lemperle hereby represents and warrants that: (i) the execution, delivery and performance of this Agreement and any instrument required hereunder are not in conflict with the terms of any instrument or agreement to which he is a party or by which he is bound or affected; (ii) this Agreement is a legal, valid and binding agreement of Lemperle, enforceable against Lemperle in accordance with its terms; and (iii) Lemperle will not take any action inconsistent with the purposes of this Agreement.
          (b) FormMed hereby represents and warrants that: (i) it is a corporation duly organized and existing under the laws of the jurisdiction of its formation; (ii) the execution, delivery and performance of this Agreement and any instrument required hereunder are within its powers, have been duly authorized, and are not in conflict with the terms of any charter, bylaw or other organization papers of FormMed, or any instrument or agreement to which it is a party or by which it is bound or affected; (iii) this Agreement is a legal, valid and binding agreement of FormMed, enforceable against FormMed in accordance with its terms and (iv) FormMed will not take any action inconsistent with the purposes of this Agreement.

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     8. Enforceability/Severability. The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nevertheless be held to be prohibited by or invalid under applicable law, (a) such provision shall be prohibited or invalid only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement and (b) the parties shall, to the extent permissible by applicable law, amend this Agreement, or enter into a voting trust agreement under which the Voting Shares shall be transferred to the voting trust created thereby, so as to make effective and enforceable the intent of this Agreement.
     9. Governing Law. This Agreement will be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.
     10. Counterparts. This Agreement may be executed in one or more counterparts and the signatures delivered by telecopy, each of which shall be deemed an original, with the same effect as if the signatures were upon the same instrument and delivered in person.
     11. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient or, if not sent during normal business hours, then on the next business day; (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.
     12. Equitable Remedies. The parties acknowledge and agree that the legal remedies available to the parties in the event any party violates the covenants and agreements made in this Agreement would be inadequate and that the parties shall be entitled, without posting any bond or other security, to temporary, preliminary and permanent injunctive relief, specific performance and other equitable remedies in the event of such a violation, in addition to any other remedies which the parties may have at law or in equity.
     13. Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived only with the written consent of each of the parties. Any amendment or waiver so effected will be binding upon any assignee or transferee thereof.
     14. Entire Agreement. This Agreement and the Settlement Agreement contain the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof except as expressly referred to herein.
[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above.

Artes Medical, Inc.

By:

Name: Chris Reinhard
Title: Executive Chairman

FormMed Biomedicals AG

By:

Name:

Title:

Settlement Shares: 30,660 shares of Common Stock
Acquired Shares:

Dr. Martin Lemperle, an Individual

Settlement Shares: 10,835 shares of Common Stock
Acquired Shares:
[Signature Page to Voting Agreement]